Q4 & Full-Year 2020 Earnings February 2021 Exhibit 99.2

2 Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s guidance, outlook, strategy, financial targets, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, risks associated with the COVID-19 pandemic; the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to EBITDA, adjusted EBITDA, EBITDA Margin, EBIT, adjusted EBIT, adjusted EBIT Margin, adjusted diluted earnings per share and ROIC, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company, and certain of these measures may be used as components of incentive compensation. The Company defines EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion and adjusted EBITDA as EBITDA excluding the impact of special items. The Company defines EBIT, as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. EBITDA Margin and adjusted EBIT Margin reflect adjusted EBITDA and adjusted EBIT respectively, divided by net sales for the applicable period. The Company defines adjusted diluted earnings per share as diluted earnings per share excluding the impact of special items. The Company defines ROIC as net operating profit after tax (“NOPAT”), including the effect of capitalized operating leases, divided by average invested capital. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

3 Jack Sinclair CEO

4 Record Earnings & Robust Cash Flow in 2020 Earnings Growth Cash Generation 99% EPS Percentage increase presented on 53-week basis, adjusted EPS. (1) $494M Cash from Operations

5 Innovative & Differentiated Products with Lifestyle Friendly Ingredients Attributes include(1): Organics, Paleo, Keto, Plant Based, Non-GMO, Gluten Free, Vegan, Dairy-free, Grass Fed, Raw Organics represent 23% of total sales (1) Includes all produce

6 Good value every day, complemented by meaningful basket-driving promotions Convenient omnichannel offerings Delivery in every market Pick-up in every single store Owned Shop.sprouts.com Amplified fresh produce heritage - through better buying & smarter promotions Greatly increased our reach through targeted digital advertising Changed our Go-to-Market Approach 50% Growth in customer email database

7 7 Sprouts’ Multi-Year Business Strategy Win with Target Customer Create an Advantaged Fresh Supply Chain Deliver Financial Targets and Box Economics Update Format and Expand in Select Markets Refine Brand and Marketing Approach Shifted media mix dramatically from print to digital Relaunched the brand Focus marketing on target customers and increase share of wallet In 2020, we laid the foundation… …in 2021, the strategy starts to come to life for our customers Designed new format store focused on target customers Expanded real estate team to prepare for store growth Our new format will make its debut Roll out innovation centers in some existing stores Started construction for 2 new DCs towards our vision of all stores within 250 miles of a DC Both new DCs will be operational by the end of May Fresher product to customer in over 100 stores Margin reset thru promo, shrink improvements & buying Capability Improvements Continue: shrink/labor efficiencies & customer analytics Inventory management Operationalize target customer focus across business Refined category strategies steeped in innovation, focused on target customers Product innovation will bring the newness to life in our store and online assortment

8 Tremendous Opportunity to Gain Share in Winning Target Customer Segments 8 Consumers Spend $1.2T on Food at Home Sprouts’ Share Today We still have Significant Opportunity to Introduce Target Customers to Sprouts Note: Aided Awareness represents awareness in Sprouts’ trade area zip codes only

Once Acquired, Sprouts’ Customer Affinity is Very Strong and Inline with Best-in-Class Peers Source: Sprouts NPS study, September 2020

10 Pivoting Our Marketing Strategy to Drive More Profitable Growth with a Broader Reach OUR DIGITAL-FIRST MARKETING PLATFORM IS FOCUSED ON CONNECTING WITH OUR MOST IMPORTANT CUSTOMERS Target Audience: Connect with Health Enthusiasts and Experience Seekers Geo-Targeting: Align media investments with our most valuable trading zone zip codes Continuous Optimization: Improve customer connections in real-time across all their screens Personal Relevance: Employ data-driven comms addressing target audience’s needs and affinities HIGHER VALUE CUSTOMERS TAPPING INTO CONSUMER NEEDS HYPER-PRECISION TARGETING DATA-DRIVEN MEDIA

11 Providing Value to our Customers, but in a Way that Builds the Sprouts Brand in a More Meaningful Way NEW OLD

12 Unit growth (1) 12 High Growth Retailer - Annual Unit Growth Target of 10% or More Beyond 2021 300 – 400 New Stores in Expansion Markets 2019 & 2020 actual unit growth, 2021 outlook, 2022 and beyond represent a range of potential growth Expansion Markets Existing DCs Future DCs Existing Markets DCs opening in 2021

13 13 Savings of nearly 3000 Metric Tons of Carbon Dioxide Equivalent Creating an Advantaged Fresh Supply Chain within 250 Miles of the Majority of Stores 2 New DCs - CO & FL Transportation & Shrink Freshness & Local Produce In 2021…

14 Denise Paulonis CFO

NET SALES $6.5B +15% YoY NET CASH PROVIDED by OPERATIONS $494M + 39% YOY ADJUSTED DILUTED Earnings Per Share $2.49 + 99% YOY 15 Sprouts is on a Stronger Foundation than Beginning of 2020 15 ($ in mm) ($ in mm) (1) See the Appendix to this presentation for a reconciliation of adjusted diluted EPS to net income 2020 is presented on a 53-week basis. (2) (2)

16 One of the Best Grocery Ecommerce Growth Stories 340% YoY Ecommerce Growth Ecommerce Penetration 9.5% Fiscal year 2020 period Customers can now shop how they like – In-Store, Pick-up, or Delivery

17 Structurally Changed Gross Margin Modest Give back from: Buying/cost benefits from abrupt restaurant closures Shrink leverage from faster moving product during COVID Short-term shrink benefit from extreme out-of-stocks early in pandemic Strategic investments In 2021… 2020 GM Improvement

18 Structurally Improved Margin Profile 18 ADJUSTED EBIT & Adjusted EBIT Margin(1) See the Appendix to this presentation for a reconciliation of EBIT to adjusted EBIT. For 2016-2017, adjustments to EBIT were immaterial; thus only EBIT is presented. 2020 is presented on a 53-week basis 2021E represents the mid-point of our 2021 outlook (3)

19 In-line with Strategic Goals…Improving ROIC 19 ROIC (1) ROIC is a non-GAAP measure that we define as net operating profit after taxes divided by average invested capital. See the Appendix to this presentation for a reconciliation of ROIC to net income.

20 2021 Outlook 20 Flat to up Slightly Sales Growth Approximately 20 New Stores Down Low to Mid Single Digit Comps Adjusted EBIT $295M to $315M Adjusted EPS $1.78 to $1.91 Capex $140M to $160M Approximately 26% Corporate Tax Rate

21 Appendix

22 SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) The following table shows a reconciliation of EBITDA and adjusted EBITDA to net income, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the fifty-three weeks ended January 3, 2021, fifty-two weeks ended December 29, 2019, December 30, 2018, December 31, 2017, and January 1, 2017: Appendix

23 Appendix Income tax provision (benefit) includes approximately $12 million (or $0.10 per diluted share) benefit during the fifty-two weeks ended December 30, 2018 and $10 million (or $0.08 per diluted share) in the fifty-two weeks ended December 31, 2017, in excess federal and state tax benefits for share based compensation primarily associated with the exercise of expiring pre-IPO options. Prior to 2017, these tax credits were credited to stockholders’ equity. Includes professional fees related to our ongoing strategic initiatives. After-tax impact includes the tax benefit on the pre-tax charge. During the fifty-two weeks ended December 30, 2018, the Company recorded one-time pretax compensation charges of $4 million, associated with the resignation of the former CEO. The after-tax impact includes incremental tax expense associated with certain nondeductible executive compensation costs. Includes the direct costs associated with store closures and relocation. During the fifty-two weeks ended December 30, 2018, in connection with the closure of two stores, the Company recorded one-time non-cash pre-tax charges of $8 million primarily related to the estimated fair value of the lease termination obligations and asset impairments. After-tax impact includes the tax benefit on the pre-tax charge. During the fifty-two weeks ended December 30, 2018, the Company adopted a tax calculation method change for the accelerated deduction of certain items, resulting in a discrete tax benefit of $3 million. During the fifty-two weeks ended December 31, 2017, the Company recorded a one-time benefit associated with the adoption of the 2017 Tax Cuts and Jobs Act.

24 Appendix The following table shows a reconciliation of ROIC to net income for the Company’s 2017, 2018, 2019 and 2020 fiscal years. SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS)